UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): June 25, 2018 (June 21, 2018)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2018, the Compensation Committee of the Board of Directors of Hooper Holmes, Inc. (the “Company”) adopted a Key Employee Retention Incentive Plan (the “Plan”) to provide incentives for key management personnel to make extraordinary efforts to execute the strategic objectives of the Company in connection with its previously announced plan to seek a significant equity investment or a transaction involving the merger or sale of the Company (a “Transaction”). The Plan provides an opportunity for key management personnel, including the Company’s executive officers among others, to earn a one-time cash bonus on closing of a Transaction on the condition that the participant affirmatively and continuously assists the Company in and through the successful completion of a Transaction. The maximum authorized size of the aggregate bonus pool under the Plan cannot exceed a cap of five percent of Gross Enterprise Value (as defined in the Plan), and the Company’s current expectation is that the actual aggregate bonuses to be awarded will total less than four percent of Gross Enterprise Value. Individual awards and performance criteria, which may be based on the type and size of a successfully completed Transaction, are to be determined by the Compensation Committee.
The foregoing description is qualified in its entirety by reference to the full text of the Plan and the form of Key Employee Retention Incentive Plan Notice Agreement thereunder, which are attached hereto and incorporated by reference herein as Exhibits 10.1 and 10.2, respectively.
Cautionary Note on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, and other variations or comparable terminology. These forward-looking statements include all statements other than historical facts. Any forward-looking statement made in this Form 8-K is not a guarantee of future performance, and actual results may differ materially from those expressed in or suggested by the forward-looking statements, as a result of various factors, including, without limitation the factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time-to-time in subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made in this Form 8-K speaks only as of the date hereof, and the Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.
Item 9.01.     Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
10.1	Key Employee Retention Incentive Plan

10.2	Key Employee Retention Incentive Plan Notice Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: June 25, 2018	By:	/s/ Kevin Johnson
Kevin Johnson
Chief Financial Officer